UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 19, 1998

                            WIRELESS ONE, INC.
            (Exact name of registrant as specified in its charter)




Delaware                        0-26836                     72-1300837
(State or other jurisdiction    (Commission file number)    (IRS Employer
of incorporation)                                           Identification No.)

1080 River Oaks Drive, Suite A150, Jackson, Mississippi     39208
(Address of principal executive office)                     (Zip Code)

Registrant's telephone number, including area code: (601) 936-1515



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               ITEM 5.   OTHER EVENTS.

On   August   19,   1998,  Wireless  One,  Inc.  (the
"Company") extended its solicitation of consents from
certain holders of its  13%  Senior Notes due October
15, 2003 and its 13 1/2 % Senior  Discount  Notes due
August   1,  2006  (together, the "Notes") to certain
proposed amendments  to the indentures governing such
Notes.   The  new expiration  date  for  the  consent
solicitation is 5:00 p.m., New York City time, on August 20, 1998 unless further extended or abandoned.
This Form 8-K is qualified in its entirety by (i) the text of the press release, dated August 19, 1998, informing the holders of such extension, which is filed as an exhibit hereto and incorporated by reference herein and (ii) the consent solicitation letter, dated July 30, 1998, and related materials relating to the consent solicitation, which were filed as an exhibit to the Form 8-K filed on July 30, 1998.



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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (c) Exhibits.

EXHIBIT NO.                     DESCRIPTION
4.1                             Indenture between the Company and United States Trust Company of
                                New York, as Trustee, dated October 24, 1995(1)
4.2                             Supplemental Indenture between the Registrant and United States
                                Trust Company of New York, as trustee, dated July 26, 1996(2)
4.3                             Indenture between the Company and United States Trust Company of
                                New York, as Trustee, dated August 12, 1996(2)
99.1                            Consent Solicitation Letter (and related materials relating to the consent solicitation) sent by the Registrant to holders of the
                                Registrant's 13% Senior Notes due October 15, 2003 and its
                                13 1/2 % Senior Discount Notes due August  1, 2006(3)
99.2                            Press Release dated August 19, 1998 of the Registrant


(1) Incorporated herein by reference from the Registrant's Registration Statement on Form S-1
(Registration Number 33-94942) as declared effective by the commission on October 18, 1995.

(2) Incorporated herein by reference from the Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 1996.

(3) Incorporated herein by reference from the Registrant's Form 8-K filed with the Securities and Exchange Commission on July 30, 1998.



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                     SIGNATURES

          Pursuant  to   the   requirements   of  the
Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   WIRELESS ONE, INC.



Date: August 19, 1998              /S/ HENRY M. BURKHALTER
                                   Henry M. Burkhalter
                                   Chief Executive Officer



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